UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 17, 2005

                       (Date of earliest event reported):


                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                 0-22196               13-3475943
 (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)          File Number)        Identification No.)


         Three University Plaza                              07601
           Hackensack, NJ 07601                            (Zip Code)
  (Address of principal executive offices)


                                 (201) 488-1200
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
             ---------------------------------------------

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

     On March 17, 2005, Innodata Isogen, Inc. issued a press release announcing its fourth quarter and year end 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1.





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


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INNODATA ISOGEN, INC.



Date: March 17, 2005                         By: /s/ Stephen Agress
                                                 -------------------------------
                                                     Stephen Agress
                                                     Vice President, Finance





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


                                INDEX TO EXHIBITS
                                -----------------


   Exhibit No.                                 Description
   -----------     -------------------------------------------------------------
      99.1         Press Release of Innodata Isogen, Inc., dated March 17, 2005, reporting fourth quarter and year end 2004 financial results.





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